Edward Jones Money Market Fund

Summary PROSPECTUS

April 30, 2011

INVESTMENT SHARES (TICKER JNSXX)
RETIREMENT SHARES (TICKER JRSXX)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.edwardjones.com/moneymarket. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from Edward Jones through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated April 30, 2011, are incorporated by reference into this Summary Prospectus.

A money market mutual fund seeking stability of principal and current income consistent with stability of principal by investing primarily in a portfolio of short-term Treasury and government securities. Shares of the Fund are sold exclusively to customers of Edward D. Jones & Co., L.P. (Edward Jones), which has an equity interest in the Investment Adviser to the Fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary Information

Edward Jones Money Market Fund (the “Fund”)

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund's investment objective is stability of principal and current income consistent with stability of principal.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Investment Shares or Retirement Shares.

Shareholder Fees (fees paid directly from your investment)	Investment Shares	Retirement Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.41%	0.41%
Distribution (12b-1) Fee	None	None
Other Expenses	0.40%	0.43%
Total Annual Fund Operating Expenses	0.81%	0.84%

Example

This Example is intended to help you compare the cost of investing in the Fund's Investment Shares and Retirement Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Investment Shares and Retirement Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Investment Shares and Retirement Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Investment Shares	$83	$259	$450	$1,002
Retirement Shares	$86	$268	$466	$1,037

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE

What are the Fund's Main Investment Strategies?

The Fund invests primarily in a portfolio of short-term Treasury and government securities. These investments include repurchase agreements collateralized fully by Treasury and government securities.

Certain of the government securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, the Fund may invest in a few government securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities.

In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the Investment Company Act of 1940 (“Rule 2a-7”).

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, even though the Fund is a money market fund that seeks to maintain a stable NAV, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities.
  Issuer Credit Risks. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which would cause the Fund to lose money.
  Counterparty Credit Risks. A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction; or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Call Risks. The Fund's performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below its current market value.
  Risks Associated with Investing Share Purchase Proceeds. On days where there are net purchases of Fund Shares, the Fund must invest the proceeds at prevailing market yields or hold cash. If the yield of the securities purchased is less than that of the securities already in the Fund's portfolio, or if the Fund holds cash, the Fund's yield will likely decrease. Conversely, net purchases on days on which short-term yields rise will cause the Fund's yield to increase. In the event of significant changes in short-term yields or significant net purchases, the Fund retains the discretion to close to new investments. However, the Fund is not required to close, and no assurance can be given that this will be done in any given circumstance.
  Risks Associated with use of Amortized Cost. In the unlikely event that the Fund's Board of Trustees (the “Board”) were to determine, pursuant to Rule 2a-7, that the extent of the deviation between the Fund's amortized cost per Share and its market-based NAV per Share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce, to the extent practicable, such dilution or unfair results.
  Changing Distribution Levels Risks. There is no guarantee that the Fund will provide a certain level of income or that any such income will exceed the rate of inflation.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance: Bar Chart and Table

Risk/Return Bar Chart

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Investment Shares total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns over the stated periods. The Fund's performance will fluctuate, and past performance is not necessarily an indication of future results. Updated performance information for the Fund is available by calling the Fund at 1-800-341-7400.

The Fund's Investment Shares total return for the three-month period from January 1, 2011 to March 31, 2011 was 0.00%.

Within the periods shown in the bar chart, the Fund's Investment Shares highest quarterly return was 1.22% (quarter ended March 31, 2001). Its lowest quarterly return was 0.00% (quarter ended December 31, 2010).

Average Annual Total Return Table

The following table represents the Fund's Average Annual Total Returns for the calendar period ended December 31, 2010.

	1 Year	5 Years	10 Years	Start of Performance[1]
Fund:
Investment Shares	0.01%	2.10%	1.83%	5.12%
Retirement Shares	0.01%	1.99%	N/A	1.47%
1	The Fund's Investment Shares and Retirement Shares start of performance dates were May 12, 1980 and May 21, 2001, respectively.

The Fund's Investment Shares 7-Day Net Yield as of December 31, 2010 was 0.01%. You may call the Fund at 1-800-341-7400 for the current 7-Day Net Yield.

FUND MANAGEMENT

The Fund's Investment Adviser (“Adviser”) is Passport Research, Ltd.

Purchase and Sale of Fund Shares

There is no minimum investment amount for the Fund. However, Edward Jones will charge you a $3.00 fee for any month in which you fail to maintain a $2,500 average monthly balance for Investment Shares and a $1,500 average monthly balance for Retirement Shares.

You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through your Edward Jones financial advisor.

Tax Information

The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through an individual retirement account (IRA) or qualified plan.

Payments to Edward jones

The Fund and/or its related companies may pay Edward Jones for the sale of Fund Shares and related services. As the 49.5% limited partner of the Fund's Investment Adviser, Edward Jones also is entitled to a significant portion of the partnership distributions made by the Investment Adviser, which are derived from the advisory fee revenue received by the Investment Adviser from the Fund. These payments may create a conflict of interest by influencing Edward Jones and your Edward Jones financial advisor to recommend the Fund over another investment. Ask your Edward Jones financial advisor or visit the Edward Jones website for more information.

Edward Jones
201 Progress Parkway
Maryland Heights, Missouri 63043
1-800-331-2451

Investment Company Act File No. 811-2993

Cusip 48019P102
Cusip 48019P201

Q450246 (4/11)